SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2015

  Albany Molecular Research, Inc.

(Exact Name of Registrant as Specified in its Charter)

            Delaware

(State or Other Jurisdiction of Incorporation)

000-35622	14-1742717
(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle, Albany, NY	12212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with Albany Molecular Research, Inc.’s (the “Company”) acquisition of all of the outstanding shares of Gadea Grupo Farmaceutico, S.L. (“Gadea”), a description of which was previously included in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 16, 2015, attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference are the audited 2013 and 2014 year-end consolidated financial statements (the “Audited Financial Statements”) of Gadea, and attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is additional financial information regarding Gadea.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1*	Gadea Grupo Farmaceutico, S.L. Consolidated Financial Statements as of and for the fiscal years ended December 31, 2013 and December 31, 2014

99.2	Additional financial information regarding Gadea Grupo Farmaceutico, S.L.

*	Represents a translation of audited financial statements originally issued in Spanish and prepared in accordance with generally accepted accounting principles in Spain. In the event of a discrepancy, the Spanish-language version prevails. These financial statements are presented on the basis of accounting principles generally accepted in Spain. Certain accounting practices applied by the Company that conform with generally accepted accounting principles in Spain may not (do not) conform with generally accepted accounting principles in other countries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

July 29, 2015	By:	/s/ Lori M. Henderson
Name: Lori M. Henderson
Title: Senior Vice-President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Gadea Grupo Farmaceutico, S.L. Consolidated Financial Statements as of and for the fiscal years ended December 31, 2013 and December 31, 2014

99.2	Additional financial information regarding Gadea Grupo Farmaceutico, S.L.

*	Represents a translation of audited financial statements originally issued in Spanish and prepared in accordance with generally accepted accounting principles in Spain. In the event of a discrepancy, the Spanish-language version prevails. These financial statements are presented on the basis of accounting principles generally accepted in Spain. Certain accounting practices applied by the Company that conform with generally accepted accounting principles in Spain may not (do not) conform with generally accepted accounting principles in other countries.